SIGNATURE PAGE OF PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
                                       FOR
                             HARBINDER SINGH BRANCH

                       INDIVIDUAL INVESTOR SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

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                                    NUMBER OF SHARES 60,000 x $0.125 = $ 7,500
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

        X   /s/ Harbinder Singh Branch
       ----------------------------------------      --------------------------------
       Signature                                     Signature (if purchasing jointly)

          Harbinder Singh Branch
       ----------------------------------------      --------------------------------
       Name Typed or Printed                         Name Typed or Printed

          65 Lovelace Avenue
       ----------------------------------------      --------------------------------
       Address                                       Address

          Solihull, Birmingham B91 3JR UK
       ----------------------------------------      --------------------------------
       City, State and Zip Code                      City, State and Zip Code


       Telephone - Business                          Telephone - Business


       Telephone - Residence                         Telephone - Residence


       Facsimile - Business                          Facsimile - Business


       Facsimile - Residence                         Facsimile - Residence


       Tax ID# or Social Security                    Tax ID# or Social Security

Name in which Shares should be issued:   Harbinder Singh Branch
                                       -----------------------------------------

Dated:
         -----------------------------------

This Subscription Agreement is agreed to and accepted as of  October 28, 2000
                                                           ---------------------

                               IGOHEALTHY.COM, INC.

                                       /s/ Bill Glaser
                                       --------------------
                               Name:    Bill Glaser
                               Title:   Secretary and Chief Operating Officer

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